UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF ORIGINAL REPORT (DATE OF EARLIEST EVENT REPORTED): July 13, 2016

DATE OF FIRST AMENDMENT: July 28, 2016

DATE OF SECOND AMENDMENT: August 5, 2016

DATE OF THIRD AMENDMENT: August 18, 2016

DATE OF FOURTH AMENDMENT: October 7, 2016

 American Housing Income Trust, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Maryland	333-150548	75-3265854
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

34225 N. 27th Drive, Building 5, Phoenix, Arizona 85085

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(623) 551-5808

(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

American Housing Income Trust, Inc. (the “Company”) files its Fourth Amendment to the July 13, 2016 Current Report filed on Form 8-K to include financial statements and pro forma information related to the acquisition of the NNMP Homes in New Mexico, as described herein, and other related information pursuant as required under Item 9.01. The remainder of the Current Report is unchanged.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 Entry into a Material Definitive Agreement

AHIT Northern NM Properties, LLP

On July 13, 2016, American Housing Income Trust, Inc. (the “Company”), and Northern New Mexico Properties, LLC, a New Mexico limited liability company (“NM”) entered into a Master UPREIT Formation Agreement (the “UPREIT Agreement”). Pursuant to the terms and conditions of the UPREIT Agreement, at closing, which is anticipated to occur within the following two weeks, subject to modification or extension by the parties, the parties are to organize and operate an umbrella limited liability partnership organized in Maryland called “AHIT Northern NM Properties, LLP" (“AHIT Northern”). In anticipation of the Master UPREIT Agreement, the Company had organized AHIT Northern in Maryland on June 22, 2016. NM’s member, Les Gutierrez, is a recently appointed director on the Company’s Board of Directors.

The Company is the General Partner of AHIT Northern pursuant to the UPREIT Agreement, Contribution Agreements and all related documents, including but not limited to the UPREIT Partnership Agreement (collectively, the "AHIT Northern Agreements."). Pursuant to the AHIT Northern Agreements, in consideration for the conveyance of the seven single family residences, with an agreed upon net asset valuation of $1,126,381, to AHIT Northern, which were acquired by AHIT Northern “subject to” existing mortgages, AHIT Northern issued limited partnership interests (collectively, the “Limited Partnership Interests” or singularly a “Limited Partnership Interest”) to NM (500,614) and the Company (5,006).

The Company and NM entered into the AHIT Northern Agreements contemplating, amongst other things that AHIT Northern would be operated to reduce risk and increase diversification of real estate holdings, and to seize an opportunity for AHIT Northern NM Properties, LLC for estate and tax planning purposes through an exchange under Section 721 of the Internal Revenue Code (defined in the AHIT Northern Agreements as the “Intended Tax Treatment”). More specifically, commencing on July 13, 2017, the Limited Partnership Interests held by NM shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into the number of fully paid and nonassessable shares of common stock in the Company on a 1:1 basis. AHIT Northern may require any holder of a Limited Partnership Interest to convert each of his, her or its Limited Partnership Interest into the number of fully paid and nonassessable shares of common stock in the Company after July 13, 2017. The Company has consented to waiving similar conversion rights.

The closing of this transaction took place on August 2, 2016. The Company intends on making the requisite financial disclosures within the time period required under Regulation S-X. The reader is directed to the exhibits herein for specific details associated with the transaction.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Board of Directors Appointment – Les Gutierrez

On July 15, 2016, the Board of Directors appointed Les F. Gutierrez to serve as a Director. Mr. Gutierrez brings over 28 years’ experience in real estate and telecom projects with a wide range of experience in systems, operations, accounting, budgeting, marketing and finance.

With respect to his real estate background, Mr. Gutierrez has experience in site acquisition, property acquisitions and zoning. Mr. Gutierrez is currently a Senior Site Acquisition Manager with a top 20 Engineering and Design Firm in the US, based in Albuquerque, New Mexico.

Mr. Gutierrez is a member of NM Properties, LLC, a New Mexico limited liability company and limited partner in AHIT Northern NM Properties, LLP, a Maryland limited liability partnership and umbrella partnership real estate investment trust of the Company. In consideration for his services to the Board of Directors, Mr. Gutierrez has been issued 10,000 shares of restricted common stock in the Company, and the terms and conditions of his appointment are governed by the Board Director Agreement dated July 15, 2016 (enclosed herein).

Board of Directors Appointment – James Stevens

On July 21, 2016, the Board of Directors appointed James Stevens to serve as Director. Mr. Stevens has a vast knowledge of real estate, and a background in accounting and finance. He started out as a CPA in New York in 1985, and quickly rose to become an auditor for Esselte/Pendaflex, then Controller for Nielsen & Bainbridge in Gainesboro, Tennessee for 18 years. Mr. Stevens is a real estate broker, certified property manager, and retired builder.  He started investing in real estate in 1987.  He currently owns and manages 972 units, primarily located in middle Tennessee, with a current value of $40 million, and manages approximately 300 units for other owners.

In consideration for his services to the Board of Directors, Mr. Stevens has been issued 10,000 shares of restricted common stock in the Company, and the terms and conditions of his appointment are governed by the Board Director Agreement dated July 21, 2016 (enclosed herein).

Appointment of Vice President – Jack Combs

On July 15, 2016, the Company’s Chief Executive Officer, Jeff Howard, executed the Employment Agreement of Jack Combs (effective as of April 16, 2017). Mr. Combs shall serve as Vice President of the Company up to April 16, 2017, unless otherwise extended by the Board of Directors. Mr. Combs has been active in the Scottsdale, Arizona real estate market since 1992 from sales and marketing, to property management. Mr. Combs is a United States Air Force veteran serving between 1962 and 1966. He is a graduate of California State University-Fullerton with a Bachelors of Arts in 1971. He received his Masters in Business Administration from the University of Southern California in 1976.

As consideration for his services as Vice President, Mr. Combs has been issued 25,000 shares of common stock in the Company. Furthermore, the Company paid Mr. Combs a signing bonus of $30,000. The Company has agreed to pay Mr. Combs additional monetary compensation based on the amount and level of services provided on a bi-weekly basis. The balance of his terms of employment are set forth in the Employment Agreement dated April 16, 2017 (enclosed herein).

Resignation of Monica Andreas as Secretary and Appointment of Christ Andersen

On or about July 1, 2016, Monica Andreas resigned as Secretary for the Company. The Company, in turn, hired Christ Andersen to fill the vacancy. Ms. Andersen has over fifteen years’ experience in real estate administration.  She started her career in 1997 with a small internet service provider as the office and accounts manager in Albany, Oregon. She moved to Arizona in 1999 where she worked in property management for several years. In 2010, Ms. Andersen joined Performance Realty Management, LLC as the Executive Secretary, and oversaw the day-to-day functions of the office for two years. She elected to further purse her interests in real estate and served as a Listing/Transaction Coordinator for Long Realty until 2016, when she joined the Company. Ms. Andersen currently does not have a written employment agreement.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On July 27, 2016, American Housing Income Trust, Inc. (the “Company”) issued a press release titled “American Housing Income Trust Appoints New Directors.” The purpose of the release is to announce the appointment of Les Gutierrez and James Stevens to the Board of Directors, resulting in an increase to five members of the Board.

On July 28, 2016, the Company issued a press release titled “American Housing Income Trust, Inc. Announces the Acquisition of 10 Homes Valued in Excess of One Million Dollars” The purpose of the press release is to announce that the Company has is set to close on the acquisition of six single-family homes and four multi-family units through its umbrella partnership – AHIT Northern NM Properties, LLP. The aggregate purchase price for all 10 homes is approximately $1.333M, exclusive of closing costs.

ITEM 9.01 FINANCIAL STATEMENTS EXHIBITS

(d) Exhibits

Exhibit	Description
10.1	Master UPREIT Formation Agreement dated July 13, 2016
10.2	Contribution Agreement dated July 13, 2016
10.3	Board Director Agreement (Les F. Gutierrez )
10.4	Board Director Agreement (James Stevens)
10.5	Employment Agreement (Jack Combs)
10.6	Press Release dated July 27, 2016
10.7	Press Release dated July 28, 2016
99.1	Financial Statements
99.2	Pro Forma Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

American Housing Income Trust, Inc.

By:  /s/ Jeff Howard

Name:  Jeff Howard

Title: Chief Executive Officer and President

Dated: October 7, 2016

Exhibit 99.1 Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

American Housing Income Trust, Inc.

Phoenix, Arizona

We have audited the accompanying statement of revenues and certain operating expenses (the "Historical Summary") of The NNMP Homes in New Mexico (the "Homes"), for the year ended December 31, 2015. Management is responsible for the preparation and fair presentation of this Statement. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses of The NNMP Homes in New Mexico in conformity with accounting principles generally accepted in the United States of America.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of American Housing Income Trust, Inc.) as discussed in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Homes’ revenues and expenses.

/s/ MaloneBailey, LLP

MaloneBailey, LLP

Houston, Texas

October 6, 2016

THE NNMP HOMES IN NEW MEXICO

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

For the Six Months Ended June 30, 2016 (Unaudited) and Year Ended December 31, 2015

	Six Months Ended	Year Ended
	June 30,	December 31,
	2016	2015
	(Unaudited)
Revenues:
Rental revenue	$53,307	$104,645

Certain operating expenses:
Property operating and maintenance	9,353	25,962
Real estate taxes and insurance	2,054	13,845
General and administrative	1,127	–
Total certain operating expenses	12,534	39,807

Revenues in excess of certain operating expenses	$40,773	$64,838

See accompanying notes to statements of revenues and certain operating expenses.

THE NNMP HOMES IN NEW MEXICO

NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

For the Six Months Ended June 30, 2016 (unaudited)

and for the Year Ended December 31, 2015

(1) Basis of Presentation

On August 2, 2016, American Housing Income Trust, Inc. (the “Company”) and Northern NM Properties, LLC, a New Mexico limited liability company ("NNMP") closed on the Company's acquisition of six single family residences and four apartment units along with sixteen mobile home spaces (the “Homes”) through an umbrella limited liability partnership organized in Maryland called "AHIT Northern NM Properties, LLP" ("AHIT Northern") for a total consideration of $1,333,000.

The accompanying statements of revenues and certain operating expenses (the “Historical Summaries”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summaries include the historical revenues and operating expenses of the Homes, exclusive of interest expense, depreciation and amortization, management fees, and other nonrecurring owner specific expenses, which may not be comparable to the corresponding amounts reflected in the future operations of the Homes.

The statement of revenues and certain operating expenses and notes thereto for the six months ended June 30, 2016 included in this report is unaudited. In the opinion of management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included. Such adjustments consisted of normal recurring items. Interim results are not necessarily indicative of results for a full year.

(2) Significant Accounting Policies

Revenue Recognition

The Homes’ operations consist of rental revenue earned from tenants under individual leasing arrangements for each property for rent. Rental revenue is recognized when due from residents and is recognized monthly as it is earned.

Property Operating and Maintenance

Property operating and maintenance expenses represent the direct expenses of operating the Homes and consist primarily of utilities, repairs and maintenance, and other operating expenses that are expected to continue in the proposed future operations of the Homes.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates.

(3) Rental Revenue

The aggregate annual minimum cash payments to be received on the operating leases in effect as of December 31, 2015 are as follows:

Year ending December 31	Amount
2016	$3,365
2017	–

Total	$3,365

Total minimum future rental revenue represents the base rent that the tenant is required to pay under the terms of its lease in effect at December 31, 2015 exclusive of charges for operating expenses and real estate taxes.

(4) Subsequent Events

Management has evaluated all events and transactions that occurred after December 31, 2015 through October 6, 2016, the date which the statement was available to be issued, and noted no reportable events.

Exhibit 99.2 Pro Forma Financial Statements

American Housing Income Trust, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of June 30, 2016

	Historical Amounts (A)	The NNMP Homes in New Mexico (B)	Pro Forma Adjustments		Pro Forma Amounts

Assets
Investment in real estate
Land	$6,510,384	$330,463	$–		$6,840,847
Buildings and improvements	4,156,708	1,002,537	–		5,159,245
	10,667,092	1,333,000	–		12,000,092
Less: accumulated depreciation	(283,624)	–	–		(283,624)
Investment in real estate, net	10,383,468	1,333,000	–		11,716,468
Cash	8,420	–	–		8,420
Accounts receivable	1,550	–	–		1,550
Other assets	213,213	–	–		213,213
Equipment, Net	4,876	–	–		4,876
Total Assets	$10,611,527	$1,333,000	$–		11,944,527

Liabilities and Shareholders’ Equity

Liabilities:
Accounts payable and accrued liabilities	$208,525	$–	$–		$208,525
Due to related parties	265,030	–	–		265,030
Prepaid rent received	23,853	–	–		23,853
Notes payable	5,126,657	203,678	–		5,330,335
Total Liabilities	5,624,065	203,678	–		5,827,743

Shareholders’ Equity:
Preferred Stock	–	–	–		–
Preferred Stock – Series A	–	–	–		–
Common Stock	82,883	–	–		82,883
Additional paid-in Capital	15,109,807	1,129,322	(1,129,322	)(C)	15,109,807
Accumulated Deficit	(10,737,132)	–	–		(10,737,132)
Total American Housing Income Trust Inc.’s Shareholders’ Equity	4,455,558	1,129,322	(1,129,322)		4,455,558
Non-controlling Interest	531,904	–	1,129,322	(C)	1,661,226
Total Shareholders’ Equity	4,987,462	1,129,322	–		6,116,784
Total Liabilities and Shareholders’ Equity	$10,611,527	$1,333,000	$–		$11,944,527

See notes to pro forma condensed consolidated balance sheet

American Housing Income Trust, Inc.

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED BALANCE SHEET

A.    Represents the unaudited historical consolidated balance sheet of the Company as of June 30, 2016, as contained in the consolidated financial statements filed in the Company’s Form 10-Q filed on August 15, 2016.

B.	Represents the pro forma adjustments to reflect the acquisition of six single family residences, four apartments and sixteen mobile homes spaces (the “Homes”) located in New Mexico as if the acquisition had occurred on June 30, 2016.

The sources of funding for the acquisition of the Homes from Northern NM Properties, LLC (the “Limited Partner”) were as follows:

Assumption of promissory notes by UPREIT (1)	$ 203,678
Issuance of 500,614 UPREIT Units to the Limited Partner	$ 1,129,322

Total consideration	$ 1,333,000

(1)   The principal balance outstanding at the time of assumption was $203,678, which approximates fair value. The table below summarizes the interest rates and maturity dates of the promissory notes assumed:

Principal Amount	Interest (per annum)	Maturity Dates
$ 127,400	2.985%	April 1, 2028
76,278	6%	April 28, 2018

$ 203,678

The preliminary allocation of the purchase price was as follows:

Land	$ 330,463
Buildings and improvements	1,002,537

Total	$ 1,333,000

C.	Represents the non-controlling interest in the limited partnership. Pursuant to the Limited Partnership Agreement of the UPREIT, the Company and the Limited Partner will hold 5,006 UPREIT Units and 500,614 UPREIT Units, respectively. The Company will receive 5,006 UPREIT Units, representing a 1% interest in the limited partnership, in consideration for $nil consideration. The Limited Partner will receive 500,614 UPREIT Units in consideration for the Homes.

American Housing Income Trust, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Six Months Ended June 30, 2016

	Historical Amounts (A)	The NNMP Homes in New Mexico (B)	Pro Forma Adjustments		Pro Forma Amounts

Revenues:
Rental revenue	$327,382	$53,307	$–		$380,689
Other income	133	–	–		133
Total revenue	327,515	53,307	–		380,822

Expenses:
Depreciation	65,395	–	18,565	(E)	83,960
General and administrative	2,814,098	12,534	–		2,826,632
Interest expense	195,488	–	4,200	(F)	199,688
Total expenses	3,074,981	12,534	22,765		3,110,280

Net income (loss) before other items	(2,747,466)	40,773	(22,765)		(2,729,458)

Gain on sale of properties	4,981	–	–		4,981
Net income (loss)	(2,742,485)	40,773	(22,765)		(2,724,477)
Less: net income attributable to non-controlling interest	–	–	–		–
Net income (loss) attributable to common stockholders	$(2,742,485)	$40,773	$(22,765)		$(2,724,477)

See notes to pro forma condensed consolidated statements of operations

American Housing Income Trust, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2015

	Historical Amounts (C)	The NNMP Homes in New Mexico (D)	Pro Forma Adjustments		Pro Forma Amounts

Revenues:
Rental revenue	$465,765	$104,645	$–		$570,410
Interest income	9,364	–	–		9,364
Other income	7,297	–	–		7,297
Total revenue	482,426	104,645	–		587,071

Expenses:
Depreciation	105,863	–	37,131	(E)	142,994
General and administrative	2,623,592	39,807	–		2,663,399
Interest expense	265,688	–	9,211	(F)	274,899
Acquisition expense	325,000	–	–		325,000
Total expenses	3,320,143	39,807	46,342		3,406,292

Net income (loss) before other items	(2,837,717)	64,838	(46,342)		(2,819,221)

Gain on sale of properties	71,293	–	–		71,293
Net income (loss)	(2,766,424)	64,838	(46,342)		(2,747,928)
Less: net income (loss) attributable to non-controlling interest	–	–	–		–
Net income (loss) attributable to common stockholders	$(2,766,424)	$64,838	$(46,342)		$(2,747,928)

See notes to pro forma condensed consolidated statements of operations

American Housing Income Trust, Inc.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

A.       Represents historical income from operations included in the consolidated statement of operations of the Company for the six months ended June 30, 2016, as contained in the consolidated financial statements filed in the Company’s Form 10-Q filed on August 15, 2016.

B.       Represents the historical revenue and certain expenses of the six single family residences, four apartments and sixteen mobile home spaces (the “Homes”) located in New Mexico for the six month period ended June 30, 2016.

C.       Represents historical income from operations included in the consolidated statement of operations of the Company for the year ended December 31, 2015, as contained in the consolidated financial statements filed in the Company’s Form 10-K filed on March 30, 2016.

D.       Represents the historical revenue and certain expenses of the Homes located in New Mexico for the year ended December 31, 2015.

E.        Represents depreciation based on the preliminary purchase price allocations which are attributable as follows:

	Estimated useful life	Six months Ended June 30, 2016	Year ended December 31, 2015
Buildings and improvements	27 years	$ 18,565	$ 37,131

F.        Represent interest expense on borrowings of $203,678 assumed in connection with the acquisition of the Homes located in New Mexico.

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